                                                                  EXHIBIT 10.3.1

                                                                           FINAL


                          Prepayment Terms Agreement
                          --------------------------

 PREPAYMENT TERMS AGREEMENT dated as of this 15th day of December, 1994 (this "Agreement") by and among Borden, Inc. ("Borden"), Borden Chemicals and Plastics Operating Limited Partnership ("BCOP"), The Prudential Insurance Company of America ("Prudential"), Metropolitan Life Insurance Company ("MLIC") and Metropolitan Insurance and Annuity Company ("MIAC" and, together with Prudential and MLIC, the "Noteholders").

 WHEREAS, BCOP has issued and outstanding $60,000,000 in aggregate principal amount of its promissory notes held by Prudential, $70,000,000 in aggregate principal amount of its promissory notes held by MLIC and $20,000,000 in aggregate principal amount of its promissory notes held by MIAC (such promissory notes collectively, the "Notes") pursuant to the Note Agreement dated as of November 20, 1987, among BCOP and the Noteholders (the "Note Agreement"); and

 WHEREAS, Borden entered into an Undertaking dated as of November 20, 1987 (the "Undertaking") for the benefit of the Noteholders whereunder, among other things, Borden agreed in Section 4.1 thereof that in the event of a Change of
                         -----------
Control of Borden (as defined in the Undertaking), Borden would offer to purchase the Notes on the terms specified therein, and the parties are desirous of amending such provisions of the Undertaking; and

 WHEREAS, the Note Agreement does not provide for the optional right of prepayment by BCOP of the Notes or for the purchase by Borden of the Notes and the parties are desirous of providing such a right of prepayment to BCOP and such a right of Purchase to Borden; and

 WHEREAS, BCOP agreed in Section 9.3 of the Note Agreement to offer to purchase
                         -----------
the Notes in the event of certain changes of control with respect to Borden Chemicals and Plastics Limited Partnership ("BCP"), the limited partner in BCOP, or BCP Management, Inc., the general partner of BCP and BCOP, and the parties are desirous of amending such provisions of the Note Agreement;

 NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

 1. Definitions. The following capitalized terms shall have the following
    -----------
meanings:

  "Business Day" means any day other than a Saturday, Sunday or other day on
   -------------
which commercial banks in New York City are required or authorized to be closed.

  "Excess Premium Amount" means, with respect to each Note, the excess, if any,
   ---------------------                                        ------  -- ----
of (A) the Make Whole Premium with respect to such Note calculated in accordance
- --
with the Note Agreement as of (i) the date of voluntary prepayment by BCOP of such Note (in the event that BCOP prepays such Note pursuant to Section 3), (ii)
                                                                ---------
the date of voluntary purchase by Borden of such Note (in the event that Borden purchases such Note pursuant to Section 4), (iii) the date of mandatory
                                ---------
prepayment by BCOP of such Note (in the event that BCOP is required to prepay such Note pursuant to Section 9.3 of the Note Agreement), or (iv) the date that,
                      -----------
upon the occurrence and continuation of an Event of Default (as defined in the Note Agreement), such Note becomes due and payable in accordance with the provisions of Section 11 of the Note Agreement (in the event that such Note
              ----------
becomes due and payable in accordance with the provisions of Section 11 of the
                                                             ----------
Note Agreement), as the case may be, over (B) the Make Whole Premium paid by
                                     ----
Borden with respect to such Note pursuant to Section 2.
                                             ---------

  "Make Whole Payment Date" means the earlier of (i) the first Business Day
   -----------------------
following a Change of Control of Borden (as defined in Section 4.1 of the
                                                       -----------
Undertaking) and (ii) December 28, 1994; provided, however, that if the Make
                                         --------- -------
Whole Payment Date would, but for this proviso, be earlier than December 21, 1994, then the Make Whole Payment Date shall be deemed to be December 21, 1994.

  "Make Whole Premium" means, with respect to each Noteholder, the Make Whole
   ------------------
Premium, as defined in Section 13 of the Note Agreement, for the Notes held by
                       ----------
such Noteholder calculated as of the applicable date of payment or determination of such premium.

  "Permitted Event" means any of the following events: (A) BCOP acquires a
   ---------------
majority of the outstanding voting shares of capital stock of BCP Management, Inc. or any other corporation or other entity which at the applicable time is the general partner of BCOP (the "General Partner") and, immediately after giving effect to such acquisition, BCOP is able to incur at least $1 of additional Funded Debt (as defined in the Note Agreement) pursuant to the Note Agreement; (B) the General Partner is merged with and into BCOP, BCOP is merged with and into the General Partner or BCOP and the General Partner are consolidated or merged with and into any other entity so long as, in each such case, the surviving or successor entity is bound by the Note Agreement and, immediately after giving effect to such acquisition, the surviving or successor entity is able to incur at least $1 of additional Funded Debt (as defined in the Note Agreement) pursuant to the Note Agreement; or (C) the General Partner is merged with and into BCP, BCP is merged with and into the General Partner or BCP and the General Partner are consolidated or merged with and into any other entity (provided that a Prepayment Event (as defined in Section 9.3 of the Note Agreement) shall be
                                  -----------
deemed to occur at such time that Borden ceases to be the beneficial owner, directly or indirectly, of a majority of the equity interests in the surviving or successor entity that Borden received in connection with any transaction referred to in this clause (C)).

  2. Payment of Make Whole Premium. Borden shall, in accordance with the
     -----------------------------
provisions of Section 6, pay to each Noteholder on the Make Whole Payment Date
              ---------
the Make Whole Premium, calculated as of such date, with respect to the Notes then held by such Noteholder.

  3. Right of Prepayment. (a) BCOP shall have the right, exercisable in its
     --------------------
discretion at any time after payment by Borden of the Make Whole Premium pursuant to Section 2 (but not in any event prior to January 3, 1995), to
            ---------
prepay, in accordance with the provisions of Section 6, all but not less than
                                             ---------
all the Notes. Such election shall be made by BCOP by provision to the Noteholders of at least three Business Days prior written notice of BCOP's election to prepay the Notes on a date (which shall be a Business Day) selected by BCOP in such notice.

  (b) The prepayment price payable by BCOP to each Noteholder upon exercise of BCOP's right to prepay the Notes shall be the sum of (A) the aggregate outstanding principal amount of the Notes held by such Noteholder as of the prepayment date plus (B) accrued but unpaid interest on the Notes held by such
                ----
Noteholder as of and including the prepayment date plus (C) the Excess Premium
                                                   ----
Amount, if any, with respect to the Notes held by such Noteholder.

  4. Right of Purchase. (a) Borden shall have the right, exercisable in its
     -----------------
discretion at any time after payment by Borden of the Make Whole Premium pursuant to Section 2 (but not in any event prior to January 3, 1995), to
            ---------
purchase, in accordance with the provisions of Section 6, all but not less than
                                               ---------
all the Notes. Such election shall be made by Borden by provision to the Noteholders of at least three Business Days prior written notice of Borden's election to purchase the Notes on a date (which shall be a Business Day) selected by Borden in such notice.

  (b) The purchase price payable by Borden to each Noteholder upon exercise of Borden's right to purchase the Notes shall be the sum of (A) the aggregate outstanding principal amount of the Notes held by such Noteholder as of the purchase date plus (B)
                                                                    ----
accrued but unpaid interest on the Notes held by such Noteholder as of and including the purchase date plus (C) the Excess Premium Amount, if any, with
                            ----
respect to the Notes held by such Noteholder.

  (c) Borden's right to purchase the Notes set forth in this Section 4 shall
                                                             ---------
terminate and be of no force and effect at such time that Borden ceases to own, directly or indirectly, a majority of the outstanding capital shares of voting stock of the general partner of BCOP.

  5. Amendment of Agreements and Continuation of Note Obligations.  Upon receipt
     ------------------------------------------------------------
by the Noteholders of the Make Whole Premium pursuant to Section 2:
                                                         ---------

           (i) the provisions of Section 4.1 and Section 4.4 of the Undertaking
                                 -----------     -----------
     shall be deemed terminated and of no force and effect;

           (ii) notwithstanding the provisions of Section 9.3 of the Note
                                                  -----------
     Agreement or any other provision of the Note Agreement, a Permitted Event shall not constitute or be deemed to constitute a Prepayment Event (as defined in Section 9.3 of the Note Agreement);
                -----------

           (iii) notwithstanding the provisions of Section 9.3 of the Note
                                                   -----------
     Agreement or any other provision of the Note Agreement, no Make Whole Premium shall be payable by BCOP in connection with any mandatory prepayment of the Notes that BCOP is required to effect pursuant to Section
                                                                         -------
     9.3 of the Note Agreement (after giving effect to clause (ii) above), and
     ---
     in lieu thereof, the Excess Premium Amount, if any, with respect to the Notes to be prepaid shall be payable by BCOP in accordance with the provisions of Section 9.3 of the Note Agreement;
                   -----------

           (iv) notwithstanding the provisions of Section 9.6 of the Note
                                                  -----------
     Agreement or any other provision of the Note Agreement, BCOP may prepay the Notes in accordance with the provisions of Section 3 and Borden may
                                                ---------
     purchase the Notes in accordance with the provisions of Section 4;
                                                             ---------

           (v) notwithstanding the provisions of Section 11 of the Note
                                                 ----------
     Agreement or any other provision of the Note Agreement, no Make Whole Premium shall become due and payable by BCOP in connection with any Event of Default (as defined in Section 11 of the Note Agreement) and, in lieu
                               ----------
     thereof, the Excess Premium Amount, if any, with respect to any Notes that become due and payable pursuant to Section 11 of the Note Agreement shall
                                        ----------
     become due and payable by BCOP
    in accordance with the provisions of Section 11 of the Note Agreement;
                                     ----------

      (vi) Section 10.1(e) and Section 13 of the Note Agreement shall be
           ---------------     ----------
    automatically amended, without the necessity of taking any further action or executing or delivering any additional document, as follows:

            (A) the following additional proviso shall be added to the end of Section 10.1(e) of the Note Agreement after the words "Priority Debt
            ---------------
         does not exceed 15% of Consolidated Net Tangible Assets":

         "and provided further that on the date the Company or any Restricted
              -------- -------
         Subsidiary becomes liable with respect to any such additional Funded Debt and immediately after giving effect thereto and to the concurrent retirement of any other Indebtedness, the total outstanding principal amount of all Funded Debt of the Company and its Restricted Subsidiaries does not exceed 55% of Total Capitalization"; and

            (B) the following additional definition shall be added to Section 13
                                                                      ----------
         of the Note Agreement after the definition of "10.70% Notes":

         "Total Capitalization: as of the time of any determination thereof, the
          ---------------------
         aggregate amount of all Funded Debt of the Company and its Restricted Subsidiaries and partners' capital (or in the event that the Company is converted or merged into a corporation, shareholders' equity), including retained earnings, of the Company determined on a consolidated basis in accordance with generally accepted accounting principles. For purposes of calculating Total Capitalization there shall be deducted from the assets of the Company all assets that would be treated as intangibles under generally accepted accounting principles (except that there shall not be deducted from the assets of the Company any assets that are treated as intangibles under generally accepted accounting principles and that arise in connection with the transactions contemplated under the Asset Transfer Agreement dated as of August 12, 1994 between the Company and Occidental Chemical Corporation, as amended from time to time)."; and

      (vii) the Notes shall continue to be outstanding and payable by BCOP in accordance with their terms and the terms of the Note Agreement as and to the extent amended and modified hereby.

  6. Payment Instructions; Documents. (a) Unless otherwise agreed to by the
     -------------------------------
parties, any amounts payable by Borden or BCOP to each Noteholder pursuant to this Agreement shall be payable by wire transfer of such amounts in immediately available funds no later than 12:00 p.m. New York City time on the applicable prepayment date or payment date to the account or accounts of such Noteholder specified in the Note Agreement.

  (b) Each Noteholder shall, in connection with the transactions contemplated by this Agreement, provide to Borden or BCOP, as the case may be, such receipts and acknowledgements of prepayment or purchase as Borden or BCOP may reasonably request. Each Noteholder shall also, in the event of a prepayment by BCOP of the Notes pursuant to Section 3 or a purchase by Borden of the Notes pursuant to
                  ---------
Section 4, provide to BCOP or Borden, as the case may be, the original Note held
- ---------
by such Noteholder (or in lieu thereof, an unsecured indemnity reasonably satisfactory to BCOP or Borden, as the case may be), together with, in the event of prepayment of the Notes, an instrument of prepayment reasonably satisfactory to BCOP acknowledging prepayment of such Note and, in the event of purchase of the Notes, an instrument of assignment reasonably satisfactory to Borden assigning such Noteholder's right, title and interest in and to such Note to Borden, free and clear of any lien, claim or encumbrance created by or arising against such Noteholder and, in each case, representing and warranting that such Noteholder is the sole beneficial owner of and has good and valid title to such Note.

  7. Representations and Warranties. (a) Borden represents and warrants that it
     ------------------------------
has the authority to enter into this Agreement and that this Agreement constitutes a legal, valid and binding obligation of Borden.

  (b) BCOP represents and warrants that (i) it has the authority to enter into this Agreement and that this Agreement constitutes a legal, valid and binding obligation of BCOP and (ii) there is no Event of Default (as defined in the Note Agreement) in existence as of the date of this Agreement.

  (c) Each Noteholder represents and warrants as to itself that it has the authority to enter into this Agreement and that this Agreement constitutes a legal, valid and binding obligation of such Noteholder. Each Noteholder represents and warrants as to itself that it is the sole beneficial owner of Notes having an aggregate outstanding principal amount specified in the recitals to be held by such Noteholder, that it has good and valid title to such Notes and it has not entered into any agreement (other than this Agreement) to transfer, sell or pledge the Notes owned by it or any interest or participation therein.

  8. Governing Law. This Agreement and the obligations of the parties under this
     -------------
Agreement shall be governed and construed in accordance with the laws of the State of New York, construed and applied without giving effect to principles of conflicts of laws.

  9. Successors and Assigns. This Agreement will be binding upon and inure to
     -----------------------
the benefit of the parties hereto and their successors and assigns. Without limiting the foregoing, the provisions of this Agreement shall continue to apply (including with respect to the Notes, the Note Agreement and the Undertaking) upon and after any sale, transfer, pledge or assignment of the Notes by any Noteholder or transferee of the Notes.

  10. Amendments; Entire Agreement. (a) This Agreement cannot be amended or
      -----------------------------
terminated orally, but only by a writing duly executed by or on behalf of the parties.

  (b) This Agreement constitutes an amendment of the provisions of the Undertaking and the Note Agreement specifically referred to herein and represents the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any other agreement or understanding, written or verbal, that the parties may have with respect to the subject matter hereof. Except as specifically amended hereby, the Undertaking and the Note Agreement remain in full force and effect.

  11. Notices. All notices and other communications hereunder shall be in
      -------
writing and shall be deemed to have been duly given (i) five Business Days after mailing if mailed by certified or registered mail, return receipt requested,
(ii) one Business Day after delivery to an overnight express carrier, if sent for overnight delivery with fee prepaid, (iii) upon receipt if sent via facsimile with receipt confirmed, or (iv) upon receipt if delivered personally, addressed as follows or to such other address or addresses of which the respective party shall have notified the other parties:

          (a) if to Borden, to:

              180 East Broad Street
              Columbus, Ohio 43215
              Telecopier Number: 614-225-4973

              Attention: Mr. David A. Kelly
                         Vice President and Treasurer

          (b) if to BCOP, to:

              180 East Broad Street
              Columbus, Ohio 43215
              Telecopier Number: 614-225-4973

              Attention: Mr. David A. Kelly
                         Principal Financial Officer

          (c) if to Prudential, to:

              c/o Prudential Capital Group
              2 Prudential Plaza
              180 North Stetson Avenue
              Suite 5600
              Chicago, Illinois 60601
              Telecopier Number: 312-540-4222
              Confirmation Number: 312-540-0931

              Attention: Managing Director

          (d) if to MLIC, to:

              Metropolitan Life Insurance Company
              One Madison Avenue
              New York, New York 10010
              Telecopier Number: 212-578-4454

              Attention: Treasurer

              With a copy to:

              Metropolitan Life Insurance Company
              200 Park Avenue
              New York, New York 10166
              Telecopier Number: 212-692-5784

              Attention: Vice President
                         Corporate Investments
                         Northeastern Office


          (e) if to MIAC, to:

              Metropolitan Life Insurance Company
              One Madison Avenue
              New York, New York 10010
              Telecopier Number: 212-578-4454

              Attention: Treasurer

              With a copy to:

              Metropolitan Insurance and Annuity Company

              200 Park Avenue
              New York, New York 10166
              Telecopier Number: 212-692-5784

              Attention: Vice President
                         Corporate Investments
                         Northeastern Office.

     12. Counterparts. This Agreement may be executed in one or more
         ------------
counterparts, each of which will be deemed an original instrument, but all of which together will constitute one and the same agreement, and will become binding when one or more counterparts have been executed and delivered by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                BORDEN, INC.

                                By:
                                    -------------------------------------
                                    Name:
                                    Title:


                                BORDEN CHEMICALS AND PLASTICS
                                OPERATING LIMITED PARTNERSHIP

                                By: BCP Management, Inc.,
                                    as General Partner

                                    By:
                                        ---------------------------------
                                        Name:
                                        Title:

                                THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                By:
                                   -----------------------------------
                                   Name:
                                   Title:

                                METROPOLITAN LIFE INSURANCE COMPANY

                                By:
                                   -----------------------------------
                                   Name:
                                   Title:

                                METROPOLITAN INSURANCE AND ANNUITY COMPANY

                                By:
                                   -----------------------------------
                                   Name:
                                   Title: